                                                                     EXHIBIT 4.1

                             POINTCAST INCORPORATED

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                               SEPTEMBER 12, 1997

                               TABLE OF CONTENTS

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SECTION 1.  Restrictions on Transferability; Registration Rights...................................      2

                 1.1  Certain Definitions..........................................................      2
                 1.2  Restrictions on Transfer.....................................................      3
                 1.3  Restrictive Legend...........................................................      4
                 1.4  Notice of Proposed Transfers.................................................      4
                 1.5  Requested Registration.......................................................      5
                 1.6  Company Registration.........................................................      7
                 1.7  Registration on Form S-3.....................................................      8
                 1.8  Limitations on Subsequent Registration Rights................................      9
                 1.9  Expenses of Registration.....................................................      9
                1.10  Registration Procedures......................................................     10
                1.11  Indemnification..............................................................     11
                1.12  Information by Holder........................................................     12
                1.13  Rule 144 Reporting...........................................................     13
                1.14  Transfer of Registration Rights..............................................     13
                1.15  Standoff Agreement...........................................................     13
                1.16  Termination of Rights........................................................     14

SECTION 2.  Affirmative Covenants of the Company and Holders.......................................     14

                 2.1  Financial Information........................................................     14
                 2.2  Additional Financial Information.............................................     14
                 2.3  Inspection...................................................................     15
                 2.4  Assignment of Rights to Financial Information................................     15
                 2.5  Proprietary Information Agreement............................................     15
                 2.6  Termination of Covenants......................................................    15
                 2.7  Right of First Offer..........................................................    15
                 2.8  Voting Agreement and Grant of Proxy with Respect to Reorganization
                      or Sale of Assets Transaction.................................................    17

SECTION 3.  Miscellaneous...........................................................................    18

                 3.1  Assignment....................................................................    18
                 3.2  Third Parties.................................................................    18
                 3.3  Governing Law.................................................................    18
                 3.4  Counterparts..................................................................    18
                 3.5  Notices.......................................................................    18
                 3.6  Severability..................................................................    18
                 3.7  Amendment and Waiver..........................................................    18
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                                      -i-

                               TABLE OF CONTENTS
                                  (CONTINUED)

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                3.8   Effect of Amendment or Waiver................................................     19
                3.9   Rights of Holders............................................................     19
                3.10  Delays or Omissions..........................................................     19

           EXHIBIT A  Schedule of Investors
           EXHIBIT B  Irrevocable Proxy

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                ----------------------------------------------


     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 12th day of September, 1997, by and among PointCast Incorporated, a California corporation (the "Company"), the persons set forth on the Schedule of Investors attached hereto as Exhibit A (the "Investors") and,
                                             ---------
with respect to Sections 1.2, 1.6 and 2.8, Christopher R. Hassett and Gregory P. Hassett (the "Founders") and Lighthouse Capital Partners, L.P. ("Lighthouse").


                                    RECITALS

     A. The Company sold and issued to certain of the Investors (the "Series A Holders") 6,421,385 shares of the Series A Preferred Stock of the Company pursuant to that certain Series A Preferred Stock Purchase Agreement between the Company and the Series A Holders dated as of June 3, 1994 (the "Series A Agreement"); the Company sold and issued to certain of the Investors (the "Series B Holders") 3,674,446 shares of the Series B Preferred Stock of the Company pursuant to that certain Series B Preferred Stock Purchase Agreement between the Company and the Series B Holders dated as of December 7, 1995 (the "Series B Agreement"); the Company sold and issued to certain investors (the "Series C Holders") 1,456,554 shares of Series C Preferred Stock of the Company pursuant to that certain Series C Preferred Stock Purchase Agreement between the Company and the Series C Holders dated as of February 9, 1996 (the "Series C Agreement"); the Company sold and issued to certain investors (the "Series D Holders") 3,810,527 shares of Series D Preferred Stock of the Company pursuant to that certain Series D Preferred Stock Purchase Agreement between the Company and the Series D Holders dated as of July 19, 1996 (the "Series D Agreement"); and the Company has issued warrants to purchase an aggregate of 1,052,632 shares of Series D Preferred Stock (the "Series D Warrants"). Pursuant to that certain Amended and Restated Investor Rights Agreement dated as of July 19, 1996 (the "Prior Agreement") the Company granted to such Series A Holders, Series B Holders, Series C Holders, Series D Holders and Lighthouse certain rights.

     B. Pursuant to that certain Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Agreement"), the Company has agreed to sell to certain of the Investors (the "Series E Holders") a total of 2,200,000 shares of Series E Preferred Stock of the Company and, as an inducement for such Series E Holders to purchase such shares, the Company, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and Lighthouse have agreed to enter into this Agreement to supersede, amend and restate the rights granted to the Series A Holders, Series B Holders, Series C Holders, Series D Holders and Lighthouse in the Prior Agreement (all rights of first refusal under Section 2.8 of such Prior Agreement in respect of the Series E Preferred Stock hereby being expressly waived).

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                   SECTION 1.

                        Restrictions on Transferability;
                        --------------------------------
                              Registration Rights
                              -------------------

      1.1 Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" means shares of the Company's common stock.
           ------------

          "Conversion Shares" means the Common Stock issued or issuable upon
           -----------------
conversion of the Shares.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" shall mean any Investor holding Registrable Securities and
           ------
any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof and Lighthouse. Christopher R. Hassett and Gregory P. Hassett shall be deemed to be Holders, but only with respect to Sections 1.2, 1.6 and 2.8.

          "Initiating Holders" shall mean any Investors, transferees of
           ------------------
Investors under Section 1.14 hereof or Lighthouse who in the aggregate are Holders of not less than twenty-five percent (25%) of the Registrable Securities.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means the Shares or Conversion Shares or
           ----------------------
other securities issued or issuable with respect to the Shares or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares or Conversion Shares; provided, however, that shares of
                                            --------  -------
Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale. The Common Stock held by Christopher R. Hassett and Gregory P. Hassett shall be deemed Registrable Securities, but only with respect to a registration effected pursuant to Section 1.6 below.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 1.3 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.9).

          "Shares" shall mean the shares of Series E Preferred Stock sold to the
           ------
Investors pursuant to the Series E Agreement (whether at the initial closing or any subsequent closings), the shares of Series D Preferred Stock sold to the Series D Holders pursuant to the Series D Agreement, the shares of Series C Preferred Stock sold to the Series C Holders pursuant to the Series C Agreement, the shares of Series B Preferred Stock sold to the Series B Holders pursuant to the Series B Agreement, the shares of Series A Preferred Stock sold to the Series A Holders pursuant to the Series A Agreement, the shares of Series B Preferred Stock issuable upon exercise of the Lighthouse Warrants, and the shares of Series D Preferred Stock issuable upon exercise of the Series D Warrants.

      1.2 Restrictions on Transfer.   The Shares and the Conversion Shares shall
          ------------------------
not be sold, assigned, pledged or otherwise transferred (collectively, "Transfer") except upon the conditions specified in this Agreement. Any permitted purchaser, assignee, transferee or pledgee (collectively , a "Transferee") shall, in any and all events, agree in writing to be bound by all of the conditions of this Agreement as a prior condition to receiving any Shares or Conversion Shares. Any party to this Agreement proposing to Transfer Shares or Conversion Shares shall cause any proposed Transferee of the Shares and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      1.3 Restrictive Legend.  Each certificate representing (i) the Shares,
          ------------------
(ii) the Conversion Shares, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THIS CONDITION TO TRANSFER SHALL TERMINATE ON THE EFFECTIVE DATE OF THE COMPANY'S INITIAL PUBLIC OFFERING."

          Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

      1.4 Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which an Investor which is a partnership distributes Restricted Securities after six
(6) months after the purchase thereof solely to partners thereof for no consideration; provided that each transferee agrees in writing to be subject to
               --------
the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

      1.5 Requested Registration.
          ----------------------

          (a) Request for Registration.  In case the Company shall receive from
              ------------------------
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

              (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                   (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                   (2) Prior to the earlier of (a) six (6) months following the effective date of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (the "Initial Public Offering") or (b) July 19, 2001;

                   (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                   (4) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), each such registration has been declared or ordered effective and the securities offered pursuant to each such registration have been sold; or

                   (5) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

     Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting.  In the event that a registration pursuant to
              ------------
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i).  The right of any Holder to registration pursuant to Section
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the under writing, to the extent requested, to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, provided, however, that the number of shares of
                        --------  -------
Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

      1.6 Company Registration.
          --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by holders of the Company's securities who have demanded such registration pursuant to Section 1.5 hereof.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting (up to the exclusion of all Registrable Securities in the event of the Company's Initial Public Offering), on a pro rata basis based on the total number of securities
                       --- ----
(including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, however, that if such offering is not the Initial Public Offering, no such reduction may reduce the number of securities being sold by the Holders to less than thirty percent (30%) of the shares being sold in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

      1.7 Registration on Form S-3.
          ------------------------

          (a) Following the Initial Public Offering, the Company shall use its best efforts to become eligible to use the Form S-3 registration statement for public offerings of its capital stock. If any Holder or Holders of Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date four (4) months immediately following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iii) during any 12-month period in which the Company has effected at least three (3) such registrations pursuant to this
Section 1.6 or Section 1.7 of the Prior Agreement; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the

Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

      1.8  Limitations on Subsequent Registration Rights.  From and after the
           ---------------------------------------------
date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights are subordinate to the registration rights granted Holders hereunder, including, without limitation, provision for a standoff obligation no shorter than that provided for in this Agreement.

      1.9  Expenses of Registration.  All Registration Expenses incurred in
           ------------------------
connection with any registration pursuant to Sections 1.5, 1.6 and 1.7 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company. If a registration proceeding is begun upon the request of Initiating Holders pursuant to Section 1.5, but such request is subsequently withdrawn, then the Holders of Registrable Securities to have been registered may either: (i) bear all Registration Expenses of such proceeding, pro rata on the basis of the number of shares to have been registered, in which case the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement; or (ii) require the Company to bear all Registration Expenses of such proceeding, in which case the Company shall be deemed to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Notwith standing the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

      1.10 Registration Procedures.  In the case of each registration,
           -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

           (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed; and

           (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

           (c) Furnish to the Holders participating in such registration and to the under writers of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

           (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

           (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

           (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

      1.11 Indemnification.
           ---------------

           (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any under writer within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

           (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

           (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 1.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      1.12 Information by Holder.  The Holder or Holders of Registrable
           ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

      1.13 Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

           (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

           (c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the Initial Public Offering), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

      1.14 Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted Investors under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by an Investor (together with any affiliate); provided that (a) such transfer may
                                        --------
otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly-owned subsidiary or constituent partner (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such Investor, or (ii) acquires from such Investor at least 100,000 shares of Restricted Securities (as appropriately adjusted for stock splits and the like).

      1.15 Standoff Agreement.  Each Holder agrees in connection with any
           ------------------
registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the Company or the underwriters managing any under written offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for such period of time, not to exceed 180 days, as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters; provided, however,
                                                             --------  -------
that the Investors shall not be subject to such lockup unless the officers and directors of the Company who own stock of the Company shall also be bound by such restrictions.

      1.16 Termination of Rights.  The rights of any particular Holder to cause
           ---------------------
the Company to register securities under Sections 1.5 and 1.6 shall terminate with respect to such Holder on the fifth anniversary of the effective date of the Company's Initial Public Offering.

                                   SECTION 2.

                Affirmative Covenants of the Company and Holders
                ------------------------------------------------

      The Company and Holders, as applicable, hereby covenant and agree as follows:

      2.1 Financial Information.  So long as an Investor is a holder of 90,000
          ---------------------
Shares and/or shares of Common Stock issued upon the conversion thereof (as adjusted for any stock splits, consolidations and the like), the Company will furnish to such Investor the following reports:

          (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, audited consolidated balance sheets and statements of share holders' equity of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

          (b) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited balance sheets of the Company and its subsidiaries, if any, as of the end of each such quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for each such quarter, all prepared in accordance with generally accepted accounting principles.

      2.2 Additional Financial Information.  So long as an Investor is a holder
          --------------------------------
of 100,000 Shares and/or shares of Common Stock issued upon the conversion thereof (as adjusted for any stock splits, consolidations and the like), the Company will, in addition to the information furnished to such Investor pursuant to Section 2.1 above, furnish to such Investor the following reports:

          (a) As soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month, and consolidated statements of income and cash flows for such period and for the current fiscal year to date, together with a comparison of such statements to the Company's operating plan then in effect; and

          (b) As soon as practicable upon approval or adoption by the Company's Board of Directors, the Company will furnish such Investor with the Company's budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for such fiscal year.

      2.3 Inspection.  The Company shall permit each Investor and its
          ----------
representatives, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

      2.4 Assignment of Rights to Financial Information.
          ---------------------------------------------

          (a) The rights granted pursuant to Section 2.1 may be assigned by an Investor to a third party who acquires at least 80,000 Shares and/or shares of Common Stock issued upon conversion thereof (as adjusted for any stock splits, consolidations and the like) from such Investor and who is not a competitor, or affiliated in any manner with a competitor, of the Company, provided that the Company receives notice twenty (20) days prior to such assignment; and

          (b) The rights granted pursuant to Section 2.2 may be assigned by an Investor to a third party who acquires at least 100,000 Shares and/or shares of Common Stock issued upon conversion thereof (as adjusted for any stock splits, consolidations and the like) from such Investor and who is not a competitor, or affiliated in any manner with a competitor, of the Company, provided that the Company receives notice twenty (20) days prior to such assignment.

      2.5 Proprietary Information Agreement.  The Company shall require each
          ---------------------------------
person employed by, or who consults for, the Company to execute a proprietary information confidentiality and nondisclosure agreement in substantially the form provided to the Investors.

      2.6 Termination of Covenants.  The covenants set forth in Sections 2.1
          ------------------------
through 2.5 shall terminate on, and be of no further force or effect after, the closing of the Company's Initial Public Offering.

      2.7 Right of First Offer.  Subject to the terms and conditions specified
          --------------------
in this Section 2.7, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Securities (as hereinafter defined).

          Each time the Company proposes to offer subsequent to the offering under the Series E Agreement any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Securities"), the Company shall first make an offering of such Securities to each Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail ("Notice") to each Investor stating (i) its bona fide intention to offer such Securities, (ii) the number of such Securities to be offered, (iii) the price, if any, for which it proposes to offer such Securities, and (iv) the terms of such offer.

          (b) Within fifteen (15) calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to an amount of such Securities equal to that portion of such Securities which equals the proportion that the number of shares of Common Stock then issued or issuable to the Investor upon conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred

Stock and Series E Preferred Stock held by the Investor bears to the sum of the number of shares of Common Stock then issued plus the number of shares of Common Stock issuable upon conversion of all convertible securities of the Company then outstanding. For purposes of this Section 2.7, the term "Investor" includes any general partners or affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted among itself and its partners and affiliates in such proportions as it deems appropriate.

          (c) If all Securities which the Investors are entitled to purchase pursuant to this Section 2.7 are not elected to be obtained as provided in subsection 2.7(b) hereof, the Company may, during the thirty (30) day period following the expiration of the period provided in subsection 2.7(b) hereof, offer such unsubscribed Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived.

          (d) The right of first offer in this Section 2.7 shall not be applicable (i) to the issuance or sale of up to 6,000,000 shares of capital stock (or options therefor) after the date hereof to employees, officers, directors or consultants for the primary purpose of soliciting or retaining their services, provided that any such issuance or sale is approved by the Company's Board of Directors, (ii) to the issuance or sale of the Company's securities to leasing entities or financial institutions in connection with commercial leasing or borrowing transactions provided that any such issuance or sale is approved by the Company's Board of Directors, (iii) to or after consummation of a bona fide, underwritten firm commitment public offering of shares of Common Stock, registered under the Securities Act, at a price per share not less than $9.50 (subject to appropriate adjustment for stock splits, stock dividends, combinations and recapitalizations and the like) which results in aggregate proceeds to the Company of at least $20,000,000, (iv) conversions of convertible securities or (v) any issuances of any of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock authorized as of the date of this Agreement.


      2.8 Voting Agreement and Grant of Proxy with Respect to Reorganization or
          ---------------------------------------------------------------------
Sale of Assets Transaction.  If a reorganization (as defined in Section 181 of
--------------------------
the California Corporations Code) or a transaction in which all or substantially all of the Company's assets are proposed to be sold (collectively, a "Reorganization") is proposed to be presented to the shareholders of the Company for approval, then the Holders agree as follows:

          (a) Agreement to Vote in Accordance with Preliminary Vote; Grant of
              ---------------------------------------------------------------
Proxy. Not less than 12 business days prior to the date a vote is to be taken by
-----
(or written consent to be mailed to) the shareholders of the Company with respect to a Reorganization, the Secretary of the Company (the "Secretary") shall send via overnight courier or facsimile transmission to each Holder a complete description of such Reorganization and a questionnaire (the "Questionnaire"), to be completed by each Holder and returned to the Secretary, upon which each Holder shall indicate whether such Holder would approve the Reorganization at a formal vote or written consent of the shareholders of the Company. Each Holder shall complete the Questionnaire and return it to the Secretary within 10 business days of the date the Questionnaire was deemed given in accordance with Section 3.5 hereof. Upon the earlier of (i) the date the Secretary receives all completed Questionnaires or (ii) 11 business days after the Questionnaires are deemed given to the Holders, the Secretary shall tabulate the responses to the Questionnaires. If the Holders of a majority of the shares of stock represented on the completed and returned Questionnaires (without regard to how many shares in the aggregate are held by all Holders) approve the Reorganization (without regard for any series, class or other voting rights, if any, contained in the Amended and Restated Articles of Incorporation of the Company from time to time), then each Holder agrees that, regardless of whether such Holder indicated on the Questionnaire that such Holder would vote to approve such Reorganization, such Holder will approve the proposed Reorganization at the time the proposed Reorganization is formally presented to the shareholders for their approval, and grants to the Secretary a limited, irrevocable proxy to so vote each Holder's shares, such proxy to be substantially in the form attached hereto as Exhibit B
                                                                      ---------
and to be executed and delivered to the Secretary at the Closing (as defined in the Series E Agreement).

          (b) Covenant not to Impede Transaction.  If a majority approval by the
              ----------------------------------
Holders who timely return Questionnaires of the proposed Reorganization is indicated pursuant to the procedure set forth in subsection 2.8(a) above, then each Holder further agrees not to in any way impede the consummation of the proposed Reorganization. This covenant shall include, without limitation, the obligation not to seek dissenters' appraisal rights or take any other action that would reasonably be taken (in the discretion of the Company's Board of Directors after consulting with the Company's counsel and independent public accountants) to prevent the proposed Reorganization from being eligible to be accounted for as a pooling of interests.

          (c) Termination of Voting Agreement.  All agreements and covenants set
              -------------------------------
forth in this Section 2.8 shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of this Agreement and (ii) the closing of the Initial Public Offering.


                                   SECTION 3.

                                 Miscellaneous
                                 -------------

      3.1 Assignment.  Except as otherwise provided herein, the terms and
          ----------
conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

      3.2 Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

      3.3  Governing Law.  This Agreement shall be governed by and construed
           -------------
under the laws of the State of California in the United States of America.

      3.4  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.5  Notices.   Any notice required or permitted by this Agreement shall
           -------
be in writing and shall be sent by either (a) prepaid registered or certified mail, return receipt requested, (b) overnight courier or (c) facsimile, addressed to the other party at the address shown on Exhibit A hereto or at such
                                                     ---------
other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail, one (1) day after mailing via overnight courier or one (1) day after transmission via facsimile, provided that such facsimile was confirmed tele phonically on the date of transmission.

      3.6  Severability.  If one or more provisions of this Agreement are held
           ------------
to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

      3.7  Amendment and Waiver.  Any provision of this Agreement may be amended
           --------------------
with the written consent of the Company and the Holders (other than Messrs. Christopher R. Hassett and Gregory P. Hassett) of at least fifty-five percent (55%) of the outstanding shares of the Registrable Securities; provided,
                                                               --------
however, that Messrs. Christopher R. Hassett and Gregory P. Hassett shall have
-------
the right to consent (or withhold consent) on any amendment to this Agreement that modifies their rights hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

      3.8  Effect of Amendment or Waiver.  The Investors and their successors
           -----------------------------
and assigns acknowledge that by the operation of Section 3.7 hereof the holders of fifty-five percent (55%) of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

      3.9  Rights of Holders.  Each holder of Registrable Securities shall have
           -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

      3.10 Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.


                     [This space intentionally left blank]

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


POINTCAST INCORPORATED


Signature:     /s/ Philip J. Koen
           ---------------------------

Name:          Philip J. Koen
      --------------------------------

            Senior Vice President
Title:     Chief Financial Officer
       -------------------------------

                                FOUNDERS:


                                /s/ Christopher R. Hassett
                                ----------------------------------
                                Christopher R. Hassett



                                ----------------------------------
                                Gregory P. Hassett


                                LIGHTHOUSE CAPITAL PARTNERS L.P.


                                By:
                                   -------------------------------


                                Title:
                                      ----------------------------

                                FOUNDERS:



                                ----------------------------------
                                Christopher R. Hassett


                                /s/ Gregory P. Hassett
                                ----------------------------------
                                Gregory P. Hassett


                                LIGHTHOUSE CAPITAL PARTNERS L.P.


                                By:
                                   -------------------------------


                                Title:
                                      ----------------------------

             COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
               AMENDED AND RESTATED FOUNDERS' CO-SALE AGREEMENT



Dated as of               , 1997
--------------------------------




                                        LIGHTHOUSE CAPITAL PARTNERS, L.P.

                                        By: LIGHTHOUSE MANAGEMENT PARTNERS,
                                            L.P., its general partner

                                        By: LIGHTHOUSE CAPITAL PARTNERS, INC.,
                                            its general partner


                                        By: /s/ Richard D. Stubblefield
                                           -------------------------------------

                                        Name: Richard D. Stubblefield
                                             -----------------------------------

                                        Title: Managing Director
                                              ----------------------------------

             COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: Encompass Group, Inc.


                                    Name: Mr. Yasuki Matsumoto
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Yasuki Matsumoto
                                              ----------------------------------

                                    Title: President
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR:


                                    Name: Asahi Shimbun Publishing Co.
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Asahi Shimbun Publishing Co.
                                              ----------------------------------

                                    Title: President/CEO
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 16, 1997
------------------------------


                                    INVESTOR:


                                    Name: Roger S. Siboni
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Roger S. Siboni
                                              ----------------------------------

                                    Title: Deputy Chairman
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 17, 1997
------------------------------


                                    INVESTOR:


                                    Name: Shozo Okuda
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Shozo Okuda
                                              ----------------------------------

                                    Title: President, Trans Cosmos USA, Inc.
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of October 22, 1997
----------------------------


                                    INVESTOR: Ambac Investments, Inc.


                                    Name: David L. Boyle
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/  David L. Boyle
                                              ----------------------------------

                                    Title: Chairman, President and Chief
                                          --------------------------------------
                                           Executive Officer
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of October 22, 1997
----------------------------


                                    INVESTOR: PCN Corp., LLC


                                    Name: W. Grant Gregory
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ W. Grant Gregory
                                              ----------------------------------

                                    Title: Manager
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of December 31, 1997
-----------------------------


                                    INVESTOR:  CPO HOLDINGS, INC.


                                    Name: Robert W. Stearns
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Robert W. Stearns
                                              ----------------------------------

                                    Title: President
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of December 31, 1997
-----------------------------


                                    INVESTOR:


                                    Name: David Dorman
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ David Dorman
                                              ----------------------------------

                                    Title: President & CEO
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: BENCHMARK CAPITAL PARTNERS, L.P.
                                              By Benchmark Capital Management
                                                Co. L.L.C.

                                    Name:
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Andrew Rachleff
                                              ----------------------------------

                                    Title: Member
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------



                                    INVESTOR: BENCHMARK FOUNDERS' FUND, L.P.
                                              By Benchmark Capital Management
                                                Co. L.L.C.

                                    Name:
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Andrew Rachleff
                                              ----------------------------------

                                    Title: Member
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September  , 1997
-----------------------------


                                    INVESTOR: Mohr, Davidow Ventures III
                                              By: WLPJ Partners, General Partner


                                    Name: Jonathan D. Feiber
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Jonathan D. Feiber
                                              ----------------------------------

                                    Title: General Partner
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                              INVESTOR: Merrill, Pickard Anderson & Eyre V, L.P.
                                        By: MPAE V Management Co., L.P.

                              Name:
                                   ---------------------------------------
                                         (Please print or type)

                              Signature: /s/ Andrew Rachleff
                                        ----------------------------------

                              Title: General Partner
                                    --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: MPAE V Affiliates Fund, L.P.
                                              By: MPAE V Management Co., L.P.


                                    Name:
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Andrew Rachleff
                                              ----------------------------------

                                    Title: General Partner
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: WS Investment Company 95B


                                    Name: Mary Anne Pedroni
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Mary Anne Pedroni
                                              ----------------------------------

                                    Title: Acting Administrator
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: WS Investment Company 94A


                                    Name: Mary Anne Pedroni
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Mary Anne Pedroni
                                              ----------------------------------

                                    Title: Acting Administrator
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR:


                                    Name: Allen Morgan
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Allen Morgan
                                              ----------------------------------

                                    Title:
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
---------------------------------------------


                                    INVESTOR: CPO HOLDINGS, INC.


                                    Name: Robert W. Stearns
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Robert W. Stearns
                                              ----------------------------------

                                    Title: President
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: Gannet International
                                              Communications, Inc.


                                    Name: Evan A. Ray
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Evan A. Ray
                                              ----------------------------------

                                    Title: Vice President
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 8, 1997
-----------------------------


                                    INVESTOR:


                                    Name: Thomas Unterman
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Thomas Unterman
                                              ----------------------------------

                                    Title: Senior Vice Presidnet and
                                          --------------------------------------
                                           Chief Financial Officer
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Dated as of September  , 1997
-----------------------------


                                   INVESTOR:


                                   Name: Carey P. Hendrickson
                                         ---------------------------------------
                                         (Please print or type)

                                   Signature: /s/ Carey P. Hendrickson
                                              ----------------------------------

                                   Title: Vice President/Strategic and
                                          --------------------------------------
                                          Financial Planning
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 8, 1997
-----------------------------


                                    INVESTOR:


                                    Name: Cowles Media Company
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Jim Viera
                                              ----------------------------------

                                    Title: V.P.
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR:

                                    By: General Electric Capital Corporation


                                    Name: John A. McKinley, Jr.
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ John A. McKinley, Jr.
                                              ----------------------------------

                                    Title: Chief Technology Officer
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR:


                                    Name: CUC International, Inc.
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ Cosmo Corigliano
                                              ----------------------------------

                                    Title: Senior Vice President & CFO
                                          --------------------------------------

              COUNTERPART SIGNATURE PAGE TO POINTCAST INCORPORATED
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


Dated as of September 12, 1997
------------------------------


                                    INVESTOR: Freedom Communications, Inc.


                                    Name: David L. Kuykendell
                                         ---------------------------------------
                                         (Please print or type)

                                    Signature: /s/ David L. Kuykendell
                                              ----------------------------------

                                    Title: SVP - CFO
                                          --------------------------------------

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS
                             ---------------------


Benchmark Capital Partners, L.P.                      WS Investment Company 95B
2480 Sand Hill Road, Suite 200                        c/o Wilson Sonsini Goodrich & Rosati, P.C.
Menlo Park, CA  94025                                 650 Page Mill Road
Attn:  Andrew S. Rachleff                             Palo Alto, CA  94304-1050
                                                      Attn:  Allen L. Morgan

Benchmark Founders' Fund, L.P.                        WS Investment Company 94A
2480 Sand Hill Road, Suite 200                        c/o Wilson  Sonsini Goodrich & Rosati, P.C.
Menlo Park, CA  94025                                 650 Page Mill Road
Attn:  Andrew S. Rachleff                             Palo Alto, CA  94304-1050
                                                      Attn:  Allen L. Morgan
Mohr, Davidow Ventures III
3000 Sand Hill Road                                   Allen L. Morgan
Building 1, Suite 240                                 c/o Latham & Watkins.
Menlo Park, CA 94025                                  75 Willow Road
Attn:  Jon Feiber                                     Menlo Park, CA 94025

Merrill, Pickard, Anderson & Eyre V, L.P.
2480 Sand Hill Road, Suite 200                        Point Fund
Menlo Park, CA 94025                                  c/o Kenneth D. Cron
Attn:  Andrew S. Rachleff                             CMP Publications, Inc.
                                                      600 Community Drive
MPAE V Affiliates Fund, L.P.                          Manhasset, NY  11030
2480 Sand Hill Road, Suite 200
Menlo Park, CA 94025                                  SOFTBANK Holdings, Inc.
Attn:  Andrew S. Rachleff                             10 Langley Road
                                                      Suite 403
Adobe Systems Incorporated                            Newton Center, MA 02159
345 Park Avenue                                       Attn: Charles R. Lax
San Jose, CA 95110-2704
Attn:  Jack Bell                                      CPQ Holdings, Inc.
                                                      c/o Compaq
                                                      P.O. Box 692000
                                                      Houston, TX 77269-2000
                                                      Attn:  Robert W. Stearns


                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS
                             ---------------------
                                  (continued)

Gannett International Communications, Inc.            General Electric Capital Corporation
1100 Wilson Boulevard                                 260 Longridge Road
Arlington, VA 22234                                   Third Floor
Attn:  Carolyn Martin, Director, Gannett New Media    Stamford, CT 06927
with a copy to:  Thomas Chapple                       Attn: Thomas A. Crowley
                 Senior Vice President,
                  General Counsel & Secretary
                 Gannett Co., Inc.
                 1100 Wilson Boulevard
                 Arlington, VA 22234

The Times Mirror Company                              CUC International Inc.
Times Mirror Square                                   707 Summer Street
Los Angeles, CA 90053                                 Stamford, CT 06901
(For federal express: 220 West First Street           Attn: Cosmo Corigliano
                      Los Angeles, CA 90012)
Attn: Thomas Unterman, Senior Vice President
      and Chief Financial Officer

Knight-Ridder Investments, Inc.                       Pulitzer Publishing Company
50 W. San Fernando, 7th Floor                         900 N. Tucker Boulevard
San Jose, CA 95112                                    St. Louis, MO 63010
Attn:  Robert Ingle                                   Attn:  Ron Ridgway

McClatchy Newspapers, Inc.                            Central Newspapers, Inc
2100 Q Street                                         135 N. Pennsylvania Street, #1200
Sacramento, CA 95816                                  Indianapolis, IN 46204
Attn:  Jim Smith                                      Attn:  Thomas MacGillivray

A. H. Belo Corporation                                Freedom Communications, Inc.
400 S. Record Street                                  17666 Fitch
17th Floor                                            Irvine, CA 92714
Dallas, TX 75202                                      Attn:  David Kuykendall
Attn:  Michael Perry

Cowles Media Company
329 Portland Avenue
Minneapolis, MN  55415
Attn:  Jim Viera

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS
                             ---------------------
                                  (continued)

Asahi Shimbun Publishing                              KPMG Peat Marwick LLP
5-3-2 Tsukiji                                         345 Park Avenue
Chuo-Ku, Tokyo 104-11                                 New York, NY 10010
JAPAN                                                 Attn:  Mark Zuffante
Attn:  Jun-Ichi Ohmae

Trans Cosmos Inc.                                     Emcompass Group
4040 Lake Washington Boulevard, NE                    4040 Lake Washington Boulevard, NE
Suite 205                                             Suite 205
Kirkland, WA 98033                                    Kirkland, WA 98033
Attn:  Mr. Yasuki Matsumoto                           Attn: Mr. Yasuki Matsumoto

Ambac Financial Group, Inc.                           Gregory & Hoenemeyer, Inc.
One State Street Plaza                                660 Steamboat Road
New York, NY  10004                                   Greenwich, CT  06830
Attn:  Mr. David Boyle                                Attn:  Mr. W. Grant Gregory, Jr.

David Dorman
c/o PointCast Incorporated
501 Macara Ave.
Sunnyvale, CA 94086

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.



/s/ Andrew S. Rachleff            1,910,037 shares of Series B Preferred Stock
-----------------------------
       (Signature)
                                    223,920 shares of Series C Preferred Stock

Andrew S. Rachleff
-----------------------------       114,746 shares of Common Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


/s/ Andrew S. Rachleff            222,463 shares of Series B Preferred Stock
-----------------------------
       (Signature)
                                   26,080 shares of Series C Preferred Stock

Andrew S. Rachleff
-----------------------------      16,038 shares of Common Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


Mohr, Davidow Ventures III        3,190,750 shares of Series A Preferred Stock
By: WLPJ Partners,
    General Partner                 710,834 shares of Series B Preferred Stock

                                  1,000,000 shares of Series C Preferred Stock

                                    269,066 shares of Common Stock


By: /s/ Jonathan D. Feiber
   --------------------------
   Jonathan D. Feiber, General Partner

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.

/s/ Andrew S. Rachleff            105,925 shares of Series A Preferred Stock
-----------------------------
       (Signature)
                                  _____ shares of Series _ Preferred Stock

Andrew S. Rachleff                _____ shares of Series _ Preferred Stock
-----------------------------
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.

/s/ Andrew S. Rachleff            3,084,825 shares of Series A Preferred Stock
-----------------------------
       (Signature)
                                    710,834 shares of Series B Preferred Stock

Andrew S. Rachleff
-----------------------------       200,000 shares of Series C Preferred Stock
    (Print or Type Name)

                                    225,150 Shares of Common Stock

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


WS Investment Company 95B

/s/ Mary Anne Petroni             35,500 shares of Series B Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

Mary Anne Petroni
Acting Administrator              ______ shares of Series _ Preferred Stock
-----------------------------
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.

WS Investment Company 95B

/s/ Mary Anne Petroni             28,717 shares of Series A Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

Mary Anne Petroni
Acting Administrator              ______ shares of Series _ Preferred Stock
-----------------------------
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


/s/ Allen Morgan                  11,168 shares of Series A Preferred Stock
-----------------------------
       (Signature)
                                  13,700 shares of Series B Preferred Stock

Allen Morgan
-----------------------------      6,554 shares of Series C Preferred Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


/s/ Evan A. Ray                   315,790 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  _____ shares of Series _ Preferred Stock

Evan A. Ray
-----------------------------     _____ shares of Series _ Preferred Stock
    (Print or Type Name)

Vice President
Gannet International Communications, Inc.

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 8, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


/s/ Thomas Unterman              315,790 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

Thomas Unterman
-----------------------------     ______ shares of Series _ Preferred Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.

/s/ Carey P. Hendrickson          21,052 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

Vice President
Strategic and Financial Planning
-----------------------------     ______ shares of Series _ Preferred Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 8, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.



/s/ James J. Viera                21,052 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

James J. Viera, VP
Cowles Media Company
-----------------------------     ______ shares of Series _ Preferred Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 5, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.



/s/ John A. McKinley, Jr.         315,790 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  _____ shares of Series _ Preferred Stock

John A. McKinley, Jr.
Chief Technology Officer          _____ shares of Series _ Preferred Stock
-----------------------------
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.




/s/ Cosmo Corigliano              210,527 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  _______ shares of Series _ Preferred Stock

CUC International Inc.
-----------------------------     _______ shares of Series _ Preferred Stock
    (Print or Type Name)

                                   EXHIBIT B
                                   ---------

                               IRREVOCABLE PROXY
                               -----------------


     1. Subject to paragraph 3 below, the undersigned, as owner of shares of capital stock of PointCast Incorporated, a California corporation (the "Company"), the number and description of which shares are set forth below (the "Shares"), hereby revokes all previous proxies and appoints the Secretary of the Company (at the time this proxy is exercised) as proxyholder to attend and vote at any and all meetings of the shareholders of the Company, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, as well as to execute any and all written consents of shareholders of the Company executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the undersigned had personally attended the meeting or had personally voted the shares or had personally signed the written consent.

     2. The undersigned authorizes the proxyholder to substitute another person as proxyholder and to file the substitution instrument with the Secretary of the Company.

     3. This proxy is granted pursuant to Section 2.8 of that certain Investor Rights Agreement dated as of September 12, 1997 (the "Investor Rights Agreement"). The right of the proxyholder to vote the Shares shall be limited to the circumstances set forth in Section 2.8 of the Investor Rights Agreement. This proxy shall terminate on, and be of no further force and effect after, the earlier of (i) the first anniversary of the date of the Investor Rights Agreement and (ii) the closing of the Initial Public Offering (as such term is defined in the Investor Rights Agreement).

     4. This proxy is irrevocable pursuant to paragraph (2) of subdivision (e) of Section 705 of the California Corporations Code.


FREEDOM COMMUNICATIONS, INC.

/s/ David L. Kuykendell           21,052 shares of Series D Preferred Stock
-----------------------------
       (Signature)
                                  ______ shares of Series _ Preferred Stock

David L. Kuykendell
-----------------------------     ______ shares of Series _ Preferred Stock
    (Print or Type Name)

Senior Vice President and
Chief Executive Officer